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                                    GUARANTY

        The undersigned Stonepath Group, Inc, a Delaware corporation ("Guarantor"), hereby requests and authorizes Hong Kong League Central Credit Union, a Hong Kong corporation ("Lender"), to extend credit pursuant to that certain Term Credit Agreement dated as of October 27, 2004 among Lender, Stonepath Holdings (Hong Kong) Limited ("Debtor") and SBI Advisors LLC as agent for Lender ("Agent") and in consideration of the granting of such credit by Lender to Debtor and at the instance and request of Debtor, a wholly owned subsidiary of Guarantor, Guarantor hereby agrees with Lender as follows:

        1.      (a)     Guarantor hereby guarantees and promises to pay to
Lender or its order and to perform for the benefit of Lender, in each case without any deduction whatsoever for counterclaim, offset or otherwise and within ten (10) days after written demand therefor from Lender after a Guarantied Obligation (as that term is hereafter defined) is due, all indebtedness and obligations of Debtor to Lender, including, without limitation, all principal, interest, fees, damages (whether direct, indirect, consequential, punitive or otherwise), reimbursement obligations, indemnities, costs, expenses and other amounts (the "Guarantied Obligations") evidenced by or arising under
(i) all Term Notes made by Debtor to the order of Lender, including without limitation, all accrued but unpaid interest thereon issued by Debtor pursuant to the Credit Agreement (the "Notes"); (ii) the Credit Agreement; (iii) those certain Security Agreement, between Lender and certain subsidiaries of Debtor;
(iv) any and all agreements and instruments executed and delivered by Debtor pursuant to any of the foregoing, all as the same may be amended, extended and/or restated from time to time hereafter (collectively, the "Credit Documents"). The Guarantied Obligations shall include any interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Debtor. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Debtor or the officers, directors, partners, employees or agents acting or purporting to act on Debtor's behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby. Payment shall be made in any coin or currency which at the time of payment is legal tender in the United States of America for public and private debts. The obligation of Guarantor hereunder is absolute, unconditional, irrevocable, present and continuing. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

                (b) Without limiting the circumstances in which the Guarantied Obligations shall be immediately due and payable by Guarantor hereunder, the Guarantied Obligations shall be immediately due and payable by Guarantor hereunder upon the occurrence of any "Event of Default" referred to in the Credit Agreement or the Notes (whether or not the acceleration of the Guarantied Obligations provided for upon such "Event of Default" is ineffective as a matter of law), and Guarantor shall, within ten (10) days after written demand therefor from Agent after a Guarantied Obligation is due, perform the Guarantied Obligations for the benefit of Lender and/or pay to Lender the amount of the Guarantied Obligations (to the extent of all principal, interest and other amounts owing under the Guarantied Obligations and without regard to

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whether such sums are due and payable at such time) together with all interest, fees, expenses and other amounts referred to herein.

                (c) Guarantor agrees that all payments by Guarantor hereunder shall be free and clear of, and without deduction for, any taxes of any nature now or hereafter imposed by the State of New York or any other political jurisdiction or taxing authority to which Guarantor is subject, other than taxes imposed upon Lender by its jurisdiction of incorporation or any other taxing authority to which it would be subject irrespective of the issuance of this Guaranty or any payments hereon. Should any such payment be made subject to any such tax (other than taxes imposed upon Lender by its jurisdiction of incorporation or any other taxing authority to which it would be subject irrespective of the issuance of this Guaranty or any payments hereon), Guarantor shall pay to Lender such additional amount as may be necessary to enable Lender to receive a net amount equal to the full amount payable hereunder.

                (d) In the event the Guarantied Obligations are paid in whole or in part by Debtor, by Guarantor or by any other guarantor or person, Guarantor's liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from Lender by any person for any reason, including as a part of any judgment, order, settlement or compromise with respect to any claim against Lender for the recovery thereof as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. In addition, Guarantor acknowledges and agrees that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Debtor, and that any modification of the Guarantied Obligations in any bankruptcy or reorganization case concerning Debtor shall not affect the obligation of Guarantor to pay and perform the Guarantied Obligations in accordance with their respective original terms as though no such bankruptcy or reorganization case had occurred.

        2. Guarantor acknowledges that the obligations of Guarantor undertaken herein involve the guaranty of obligations of persons other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Lender may, at any time and from time to time, in Lender's sole and absolute discretion, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend (including extensions beyond the original term thereof), renew, accelerate, waive, discharge or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof or any additional security or guaranties now or hereafter held therefor; (b) enter into or give any agreement, approval or consent with respect to the Guarantied Obligations or any part thereof or any additional security or guaranties now or hereafter held therefor; (c) accept new or additional instruments, documents or agreements in exchange for or relative to the Guarantied Obligations or any part thereof;
(d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) settle, release (by operation of law or otherwise), liquidate and/or fail to enforce any Guarantied Obligation; (g) release (by operation of law or otherwise), reconvey, terminate, waive, abandon, fail to perfect, subordinate, transfer and/or fail to enforce any other security or guaranties now or hereafter held for the Guarantied Obligations or any part thereof;
(h) substitute, exchange, amend or alter any other security or guaranty now or hereafter held for the Guarantied Obligations or any part thereof, whether or not the security or guaranty received upon the exercise of such power is of a character or value the same as the character or value of

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the item of security or guaranty so affected; (i) release (by operation of law or otherwise) any person from any personal liability with respect to the Guarantied Obligations or any part thereof; (j) consent to the transfer of any such other security and bid and credit the same at any sale thereof; and/or
(k) consent to any merger, change or other restructuring or termination of the corporate existence of Debtor or any other person, and correspondingly restructure the Guarantied Obligations.

        3. Upon the occurrence and during the continuance of any event of default under the Guarantied Obligations, Lender may enforce this Guaranty independently as to Guarantor and independently of any other remedy or security which Lender may at any time have in connection with the Guarantied Obligations. Guarantor expressly waives any right to require Lender to proceed against Debtor, any other guarantor or any collateral provided by any other person and agrees that Lender may proceed against Guarantor and/or any collateral in such order as it shall determine in its sole and absolute discretion. Guarantor expressly waives trial by jury in any action to enforce this Guaranty and waives the benefit of any statute(s) of limitations affecting Guarantor's liability hereunder or the enforcement of the Guarantied Obligations or any other rights of Lender created or granted herein. The rights of Lender created or granted herein and the enforceability of this Guaranty at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, including any part thereof or any other security or guaranty therefor, may be or may hereafter become invalid or otherwise unenforceable as against Debtor or any other guarantor and whether or not Debtor or any other guarantor shall have any liability with respect thereto. Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any lack of authority, death, disability or other incapacity of any of Debtor, any other guarantor or any other person with respect to the Guarantied Obligations or any part thereof; (b) the unenforceability or invalidity of any security or other guaranties for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations or any part thereof; (c) the cessation for any cause whatsoever of the liability of any of Debtor or any other guarantor (other than by reason of the full payment and performance of all Guarantied Obligations); (d) any failure of Lender to marshal assets in favor of Guarantor or any other guarantor or any other person; (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations in or as a result of any such proceeding; (f) any action taken by Lender that is authorized by this Paragraph 3 or any other provision of this Guaranty; (g) any election of remedies by Lender, including without limitation an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both, or (h) any other principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms hereof. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations (other than those expressly provided for in this Agreement), and all notices of acceptance of this Guaranty or of the existence, creation or incurring of new or additional Guarantied Obligations. If Lender has exculpated Debtor from personal liability in whole or in part and/or agreed to look solely to the property covered by any security documents for the satisfaction by Debtor of the Guarantied

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Obligations, said exculpation and agreement shall not affect the obligations of
Guarantor hereunder, it being understood that Guarantor's obligations hereunder are independent of the obligations of Debtor and are to be construed as if no such exculpation or agreement had been given to Debtor by Lender. It is further understood and agreed that if any such exculpation or agreement has been given to Debtor, Lender has done so in reliance upon the agreements of Guarantor expressed herein.

        4. Guarantor hereby agrees not to exercise any and all rights of subrogation, reimbursement, exoneration, contribution or setoff, any and all rights to participate in any claim or remedy of Lender against Debtor or any collateral, and any and all other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Debtor or any such other person by contract, at law or in equity in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty or any other Credit Document, in each case until the Guarantied Obligations have been paid in full.

        5. Guarantor represents and warrants to Lender that Guarantor has established adequate means of obtaining from Debtor, on a continuing basis, financial and other information pertaining to the business, operations and condition (financial and otherwise) of Debtor, its affiliates and its and their properties, and Guarantor now is and hereafter will be completely familiar with the business, operations and condition (financial and otherwise) of Debtor, its affiliates and its and their properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of Debtor, its affiliates and its and their properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Debtor or the officers or employees acting or purporting to act on Debtor's behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

        6. Guarantor warrants and agrees that each of the waivers and consents set forth herein is made after consultation with legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Debtor, Lender or others, or against collateral, and that, under the circumstances, each waiver and consent herein given is reasonable and not contrary to public policy or law. If any waiver or consent herein is determined to be contrary to any applicable law or public policy, then such waiver or consent shall be effective to the maximum extent permitted by law.

        7. All existing and future indebtedness of Debtor to Guarantor or to any person owned in whole or in part by Guarantor and, if Debtor is a partnership or corporation, the right of Guarantor to withdraw, or to cause or permit any person owned in whole or in part by Guarantor to withdraw, any capital invested by such person in Debtor or to receive from Debtor any distribution of cash or other property by way of dividend, liquidating distribution or otherwise, is

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hereby subordinated to the prior payment in full of the Guarantied Obligations to Lender and, at any time after an Event of Default (as that term is defined in the Credit Agreement) has occurred (but only for so long as it is continuing) without the prior written consent of Lender, no such subordinated indebtedness or distribution shall be paid or withdrawn in whole or in part nor will Guarantor cause or permit any person owned in whole or in part by Guarantor to accept any payment of or on account of any such indebtedness or distribution or as a withdrawal of capital while this Guaranty is in effect. At Lender's request at any time after an Event of Default (as that term is defined in the Credit Agreement) has occurred (but only for so long as it is continuing), Guarantor shall cause Debtor to pay to Lender, instead of to Guarantor or any person owned in whole or in part by Guarantor, all or any part of any such subordinated indebtedness and distributions and any capital which Guarantor or any such person owned in whole or in part by Guarantor is otherwise entitled to withdraw. Each payment by Debtor in violation of this Paragraph 9 shall be received by the person to whom paid in trust for Lender, and Guarantor shall cause the same to be paid over to Lender immediately on account of the Guarantied Obligations.

        8. So long as any Guarantied Obligations shall be owing to Lender, Guarantor shall not, without the prior consent of Lender, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Debtor or its Subsidiaries. Lender shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to take. Guarantor acknowledges and agrees that any interest on the Guarantied Obligations which accrues after the commencement of any such proceeding (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on any such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of the parties that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or other which may relieve Debtor of any portion of such indebtedness. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such proceeding is commenced.

        9.      Intentionally Deleted.

        10. With or without notice to Guarantor, Lender, in Lender's sole discretion, at any time and from time to time and in such manner and upon such terms as Lender deems fit, may (a) apply any or all payments or recoveries which may be received from Debtor or from any other guarantor or endorser under any other instrument or which may be realized from any security, to any indebtedness of Debtor to Lender, in such manner and order of priority as Lender may determine, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Debtor any payment received by Lender upon the Guarantied Obligations, whereupon payment of the amount refunded shall remain fully guaranteed hereby. Any recovery realized from any other guarantor under any other instrument may first be credited against that portion (if any) of the indebtedness of Debtor to Lender that is not guaranteed hereby.

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        11.     The amount of Guarantor's liability and all rights, powers and remedies of Lender hereunder and under any other agreement now or hereafter in force between Lender and Guarantor, including any other guaranty executed by Guarantor relating to any indebtedness of Debtor to Lender, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness of Debtor to Lender.

        12. The obligations of Guarantor hereunder are independent of the obligations of Debtor and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Debtor is joined therein or a separate action or actions are brought against Debtor. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all sums owing to Lender in connection with the Guarantied Obligations have been paid in full and all other obligations hereby guaranteed have been fully performed.

        13. To the extent that any underlying Guarantied Obligation is not bearing interest, payments not made when due hereunder by Guarantor to Lender on account of such Guarantied Obligation shall bear interest from the due date hereunder until paid to Lender at a rate equal to the lesser of (i) 15% per annum or (ii) the maximum rate otherwise permitted under applicable law. Guarantor shall also, upon demand, indemnify Lender against and pay to Lender (l) any and all losses, damages (direct, indirect, consequential, punitive or otherwise), costs and expenses incurred by Lender as a result of any breach by Debtor of any of its representations, warranties or covenants contained in the Credit Documents or otherwise arising under or out of the Credit Documents, (2) any and all reasonable attorneys' fees, costs and other expenses (including allocated costs of internal counsel) that Lender actually expends or incurs in collecting or compromising the Guarantied Obligations or in enforcing this Guaranty against Guarantor, whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses actually expended or incurred by Lender in connection with, or in defense of, any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Guarantor, Debtor or any other person that in any way affects the exercise by Lender of its rights and remedies hereunder and (3) any and all amounts which Lender at any time returns to Debtor or to Debtor's trustee in bankruptcy, whether voluntarily or involuntarily and whether or not suit is filed, in response to any claim that Lender had theretofore received preferential payments or transfers in fraud of creditors within the meaning of any bankruptcy, insolvency or other similar law, now or hereafter existing.

        14. This Guaranty shall inure to the benefit of Lender, its successors, endorsees and assigns, including the successors, endorsees and assignees of any Guarantied Obligations, and shall bind the heirs, executors, administrators, successors and assigns of Guarantor. This Guaranty may be assigned by Lender with respect to all or any portion of the Guarantied Obligations, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the Guarantied Obligations so assigned without in any manner

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affecting the liability of Guarantor hereunder to Lender with respect to any portion of the Guarantied Obligations retained by Lender.

        15. Should any one or more of the provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall nevertheless be effective to the fullest extent permitted by law.

        16. Subject to the provisions of Paragraph 1(d) hereof, upon the payment in full to Lender of all sums owing to Lender in connection with the Guarantied Obligations, the full performance of all other obligations of Debtor to Lender hereby guaranteed and the full payment or performance by Guarantor of all indebtedness and obligations arising hereunder in favor of Lender, this Guaranty shall be of no further force or effect.

        17. No provisions of this Guaranty or right of Lender hereunder can be waived nor can Guarantor be released from any of Guarantor's obligations hereunder except by a writing duly executed by an authorized officer of Lender.

        18. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

        19. If two (2) or more persons are signing this Guaranty as Guarantor, then all such persons shall be jointly and severally (not proportionately) liable for the obligations of Guarantor hereunder.

        20. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. Except as provided in any other written agreement now or at any time hereafter in force between Lender and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein. Guarantor and Lender and their respective counsel have cooperated in the drafting and preparation of this Guaranty such that it shall be deemed to be their joint work product and may not be construed against either thereof by reason of its preparation.

        21. TRIAL BY JURY. GUARANTOR HEREBY WAIVES, AND COVENANTS THAT ITS WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION, ARISING OUT OF OR BASED UPON THIS GUARANTY, THE SUBJECT MATTER HEREOF OR ANY CREDIT DOCUMENT OR ANY GUARANTIED OBLIGATION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

        22. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally

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delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

                If to Guarantor:         Stonepath Group, Inc.
                                         1600 Market Street, Suite 1515
                                         Philadelphia, PA 19103
                                         Telecopy No: 215-979-8386

                If to Lender:            Hong Kong League Central Credit Union
                                         Party Room 1-2 G/F Kam Wah House
                                         Choi Hung Estate
                                         Kowloon, Hong Kong
                                         Telecopy No: 852 3101 0332

                with a copy to:          SBI Advisors, LLC
                                         2361 Campus Drive, Suite 210
                                         Irvine, CA 92612
                                         Telecopy No.: 949-679-7280

                If to Agent:             SBI Advisors, LLC
                                         2361 Campus Drive, Suite 210
                                         Irvine, CA 92612
                                         Telecopy No.: 949-679-7280

        EXECUTED as of this 27th day of October, 2004.

                                         "Guarantor"

                                         STONEPATH GROUP, INC.

                                         By: /s/ Jason Totah
                                             -----------------------------------

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